Events after the reporting period	3 Months Ended
Mar. 31, 2025
Events after the reporting period
Events after the reporting period

20.Events after the reporting period

Sale of IHS Rwanda Limited

On May 20, 2025, the Group announced it has agreed to sell 100% of IHS Rwanda Limited (“IHS Rwanda”), a wholly owned subsidiary, to Paradigm Rwanda Holdings Limited, a subsidiary of Paradigm Tower Ventures, for total consideration of up to $274.5 million, which includes deferred consideration of $70.0 million and $24.5 million payable up to two and three years, respectively, from the date of closing and an earn out of up to $5.0 million dependent on the future performance of IHS Rwanda. The transaction is subject to customary closing conditions, including government and regulatory approvals, and is expected to close in the second half of 2025.

Nigeria (2023) Term Loan

In April 2025, INT Towers Limited fully prepaid the outstanding balance of NGN 132 billion (approximately $85.8 million) on its term loan originally maturing in January 2028. The prepayment was made using excess cash within the Nigeria segment in order to pay off a term loan which was bearing significantly higher interest rates than the Group average, in line with the Company's strategic priorities.